UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2008

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers. On November 19, 2008, the Compensation Committee ("Committee") of the Board of Directors of The PMI Group, Inc. ("PMI") adopted amendments ("Amendments") to PMI's 2005 Officer Deferred Compensation Plan ("2005 ODCP"), Additional Benefit Plan ("ABP") and Supplemental Employee Retirement Plan ("SERP"). These plans are considered to provide non-qualified deferred compensation for purposes of Section 409A of the Internal Revenue Code ("Section 409A"). The 2005 ODCP permits officers of PMI the opportunity to defer compensation over and above the limits of the PMI Savings and Profit-Sharing Plan, and earn returns based elected investment measures. The ABP is coordinated with PMI's Retirement Plan to provide credit for service with PMI's predecessor parent corporation. The SERP is also coordinated with the Retirement Plan, and provides retirement benefits to employees taking into account their compensation over and above the compensation limits applicable to the Retirement Plan. The purpose of the Amendments is to comply with the requirements of Section 409A. In addition, clarifying changes were made to the 2005 ODCP, including the treatment of distributions upon a separation from service. The provisions of the SERP were also amended to clarify the definition of "Compensation." On the same date, the Committee approved changes to comply with Section 409A to PMI's two forms of change of control employment agreement ("COC Agreement"), the first of which had been entered into between PMI and its executive officers prior to 2008, and the second form of which had been entered into between PMI and its executive officers first appointed beginning in 2008. The Amendments and the revised forms of COC Agreement are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

November 25, 2008	By:	Andrew D. Cameron

Name: Andrew D. Cameron
Title: Group Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2, dated November 19, 2008, to The PMI Group, Inc. 2005 Officer Deferred Compensation Plan (September 19, 2007 Restatement).
10.2	Amendment No. 1, dated November 19, 2008, to The PMI Group, Inc. Additional Benefit Plan (September 1, 2007 Restatement).
10.3	Amendment No. 1, dated November 19, 2008, to The PMI Group, Inc. Supplemental Employee Retirement Plan (Amended and Restated as of September 1, 2007).
10.4	Pre-2008 Form of Change of Control Employment Agreement, revised as of November 19, 2008.
10.5	2008 Form of Change of Control Employment Agreement, revised as of November 19, 2008.